Victory Funds

Victory Strategic Income Fund Supplement dated December 9, 2021 to the Prospectus and Summary Prospectus dated May 1, 2021 ("Prospectus"), as supplemented

The following replaces footnote 3 to the Fund Fees and Expenses Table to reflect that the fund excludes Acquired Fund Fees and Expenses from the total annual operating expenses when calculating the amount of any fee waivers and expense reimbursements.

³Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes and brokerage commissions) do not exceed 0.95%, 1.74%, 1.34% and 0.74% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2022. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.